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                                                                    Exhibit 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, California Trust 171, New Jersey Trust 140 and New York Trust 175

  We consent to the use of our report dated September 15, 1999, included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.


                                             /s/ KPMG LLP

New York, New York
September 15, 1999